Davis Tax-Free High Income Fund, Inc.
                  Supplement dated December 1, 1996
                        to the Prospectus
         dated February 1, 1996, as revised September 1, 1996


     Effective December 1, 1996, Davis Selected Advisers - NY, Inc. (DSA-NY) will also be a sub-adviser to the Fund in addition to Stamper Capital & Investments, Inc. DSA-NY is a wholly-owned subsidiary of Davis Selected Advisers, L.P., the Fund's Adviser. Under a Sub-Advisory Agreement with the Adviser, DSA-NY performs research and portfolio management functions for the Funds as requested by the Adviser. The Agreement was approved by the Board of Directors of the Fund (including a majority of the directors who are not parties to the Agreement , have no financial interest in the Agreement and are not "interested persons" (as defined in the Investment Company Act of 1940) of any party to the Agreement) on October 16, 1996. Stamper Capital & Investments, Inc. continues to be the principal sub-adviser and Clark Stamper continues to be the portfolio manager for the Fund.


     The Agreement will be submitted to the shareholders for consideration at a Special Meeting to be held before April, 1996. In the event that the Agreement is not approved by the shareholders, the Board of Directors will determine what actions should be taken.

     In lieu of a sub-advisory fee, the Adviser will pay DSA-NY all reasonable direct and indirect costs associated with the maintenance of an office and the performance of the terms of the Agreement. All the fees paid to DSA-NY will be paid by the Adviser and not the Fund. The fees paid by the Fund will not be affected by the Agreement.